Summary Prospectus | February 26, 2026
Schwab® U.S. Mid-Cap Index Fund
Ticker Symbol: SWMCX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the fund online at www.schwabassetmanagement.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, reports to shareholders and other information about the fund are available from your financial intermediary.

The fund’s prospectus and SAI, both dated February 26, 2026, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment Objective

The fund’s goal is to track the performance of a benchmark index that measures the total return of mid capitalization U.S. stocks.

Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.04
Other Expenses	0.00

Total annual fund operating expenses	0.04

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

To pursue its goal, the fund generally invests in securities that are included in the Russell Midcap® Index†. The fund attempts to replicate the Russell Midcap Index.

† Index ownership – The Russell Midcap® Index is a registered mark of Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Mid-Cap Index Fund. The Schwab U.S. Mid-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally will seek to replicate the performance of the index by giving the same weight to a given security as the index does. However, when the investment adviser believes it is appropriate to do so, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a security, the investment adviser may cause the fund’s weighting of a security to be more or less than the index’s weighting of the security. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index. The principal types of these investments include those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the investment adviser anticipates will be added to the index

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or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations.

The investment adviser typically seeks to track the total return of the index by replicating the index. This means that the fund generally expects that it will hold the same securities as those included in the index. However, the investment adviser may use sampling techniques if the investment adviser believes such use will best help the fund to track the index or is otherwise in the best interest of the fund. Sampling techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. When the fund uses sampling techniques, the fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.

The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated.

Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk — Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory, and other conditions, including economic sanctions, tariffs, and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk — The fund is an index fund. Therefore, the fund follows the securities included in the index, which may include real estate investment trusts, during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.

Tracking Error and Correlation Risk — As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. Further, there can be no guarantee that the fund will achieve a high degree of correlation between the fund’s performance and that of its index. The correlation between the performance of the fund and that of its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Market Capitalization Risk — Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.

Mid-Cap Company Risk — Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.

Concentration Risk — To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, or asset class.

Sampling Index Tracking Risk — To the extent the fund uses sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.

Derivatives Risk — The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks

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associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Liquidity Risk — The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.

Securities Lending Risk — Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.

Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The S&P 500® Index serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the Russell Midcap Index. The fund does not seek to track the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/prospectus.

Annual Total Returns (%) as of 12/31

Best Quarter: 24.55% Q2 2020
Worst Quarter: (27.07%) Q1 2020

Average Annual Total Returns as of 12/31/25

	1 Year	5 Years	Since Inception
Before taxes	10.57%	8.65%	9.73%	(1)
After taxes on distributions	9.95%	8.05%	9.15%	(1)
After taxes on distributions and sale
of shares	6.58%	6.71%	7.74%	(1)
Comparative Indices (reflects no
deduction for fees, expenses, or taxes)
S&P 500® Index	17.88%	14.42%	14.24%	(1)
Russell Midcap® Index	10.60%	8.67%	9.78%	(1)

(1)	Since inception December 20, 2017.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.

Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®

Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Equity Index Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Jeremy Brown, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2019.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2017.

Agnes Zau, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.

Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.

Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial

Schwab U.S. Mid-Cap Index Fund | Summary Prospectus	3

intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

There is no minimum initial investment for the fund.

Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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